
Variable Annuity Application

Genworth Life and Annuity Insurance Company                                   Annuity Name: RetireReady(SM) Freedom Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
1. Owner (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                         Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                Trustee Name                        Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth or trust date (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                                       Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address      Same as Owner [ ]                                                             Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. Annuitant (if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                         Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                    Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Joint/Contingent Annuitant: Name (Last, First, M.)                        Social Security No./TIN            Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Address                                                                                    Telephone no.

------------------------------------------------------------------------------------------------------------------------------------
City                                                           State      Zip code         Date of birth (mm-dd-yyyy)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. Beneficiary (Name or name of trust)
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary: (Last, First, M.)                                    Trustee Name                       Allocated
                                                                                                                                %
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security No./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary: Name (Last, First, M.)                                             Allocated        [ ] Primary
                                                                                                        %   [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)    Relationship to the Owner     Social Security No./TIN (if known) Gender
                                                                                                             [ ] M  [ ] F

------------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

------------------------------------------------------------------------------------------------------------------------------------
4. Plan Information
------------------------------------------------------------------------------------------------------------------------------------
Purchase Payment: Minimum Purchase Payment: $25,000 ($25,000 for an IRA)
Total Amount Submitted                                         Estimated Purchase Payment for
with Application:      $_______________________________        1035 Exchange(s) or Transfer(s) $_______________________________

Contract Type: Please select one contract type and the appropriate source of purchase payment
    [ ] Non-Qualified

    [ ] Qualified
                                                                            * Does not apply to reinvested SEP amounts. Your SEP is
                            TSA/                                Other         an IRA. Check applicable Transfer, Rollover or
Contract       SEP   Roth  403(b)                Profit       Qualified       Conversion circle in the IRA Section.
 Types    IRA  IRA*  IRA  Annuity Pension** Sharing/401(k)**    Plan       ** Investment Only
------------------------------------------------------------------------------------------------------------------------------------
Source of [ ]   [ ]  [ ]                                              New Contribution for Tax Year________ Recharacterization:
                                                                                                                      [ ] Yes [ ] No
Purchase  [ ]        [ ]    [ ]      [ ]           [ ]          [ ]   Direct Transfer
Payment:  [ ]        [ ]    [ ]      [ ]           [ ]          [ ]   Customer Rollover
(Select   [ ]               [ ]      [ ]           [ ]          [ ]   Direct Rollover From [ ] 401(a) [ ] Gov't 457 Plan [ ] 401(k)
  One)                                                                    [ ] TSA/403(b) [ ] Other________
          [ ]        [ ]                                              Conversion/Reconversion
          [ ]        [ ]    [ ]      [ ]           [ ]          [ ]   Other_______________________

------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                      Page 1 of 5              Art Edition 05/01/06
                     To order use stock no [GRAPHIC APPEARS HERE] 35205 05/01/06


        Options below are available for RetireReady(SM) Freedom Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
5. Optional Benefits
------------------------------------------------------------------------------------------------------------------------------------
See prospectus for age restrictions. May not be available in all markets. May not be available with all riders. Death Benefits: (Only one may be selected)

   [ ] Annual Step-up            [ ] Earnings Protector Rider (EPR)         [ ] EPR + 5% Roll-up
   [ ] 5% Roll-up                [ ] EPR + Annual Step-up                   [ ] EPR + Greater of Annual Step-up and 5% Roll-up
------------------------------------------------------------------------------------------------------------------------------------

Living Benefits: (Only one of the five living benefit riders may be selected)

   [ ] Guaranteed Withdrawal      [ ] Lifetime Income Plus     [ ]  Payment Optimizer Plus            [ ] Principal Protection
       Advantage                      (Guaranteed Minimum           (Payment Protection with              Advantage
       (Guaranteed Minimum            Withdrawal Benefit for        Commutation Immediate and             (Payment Protection Rider)
       Withdrawal Benefit Rider)      Life Rider)                   Deferred Variable Annuity Rider)

               Choose Your Investment and Rebalancing Strategy by selecting ONE of the following: Option 1 or Option 2
                                                      DO NOT COMPLETE SECTION 9

OPTION 1                                                                        OPTION 2
Select one or more Designated Subaccounts, allocations must total 100%.
Use whole percentages only.                                                     [ ] 100% Asset Allocation Model C - Moderate

    [ ]_____% allocated to Fidelity VIP Balanced Portfolio - Service Class 2
    [ ]_____% allocated to Franklin Income Securities Fund - Class 2 Shares
    [ ]_____% allocated to GE Investments Funds, Inc. - Total Return Fund - Class 3
    [ ]_____% allocated to Janus Aspen Series - Balanced Portfolio - Service Shares
    [ ]_____% allocated to LeggMason Partners Variable Total Return Portfolio - Class II
    [ ]_____% allocated to Mercury Global Allocation V.I. Fund - Class III Shares
    [ ]_____% allocated to MFS(R) Total Return Series - Service Class Shares
    [ ]_____% allocated to Oppenheimer Balanced Fund/VA - Service Shares
       _____Total (must = 100%)

[ ] Guaranteed Income Advantage      Confirmation Number (optional) _______________________
    (Guaranteed Income Rider)        Asset Allocation Models not available with this rider.

    Create an income stream ("segment") by selecting ONE of these three options:

[ ] Fully Fund Your Guarantee*                [ ] Systematically Fund Your Guarantee        [ ] Combination - Lump Sum and
    Invest a lump sum of $_______ in              Transfer $_______ per month                   Systematic Transfers*
    the GIS Subaccount to fully fund my           (minimum of $100) to the GIS Subaccount       Invest a lump sum of $_______
    systematic transfers of $_______              until income begins in _____ years (at        in the GIS Subaccount to partially
    (minimum of $100). This may be all or a       least 10).                                    fund my guarantee.
    portion of your purchase payment.
                                                  Income will be received for life with         Once the lump sum is exhausted,
    Begin Income in _____Years (at least 10)      _____ period certain (10 year minimum,        continue to fund my guarantee
                                                  5 year increments only; if no option          through systematic transfers of
    Income will be received for life with         chosen, life with 10 year period certain)     $_______ per month (minimum of $100)
    _____ period certain (10 year minimum,                                                      to the GIS Subaccount until income
    5 year increments only; if no option                                                        begins in _____ years (at least 10).
    chosen, life with 10 year period certain)
                                                                                                Income will be received for life
                                                                                                with _____ period certain (10 year
                                                                                                minimum, 5 year increments only; if
                                                                                                no option chosen, life with 10 year
                                                                                                period certain)
*   Please Note: The option to fund your guarantee fully or in combination may not be available in all states or markets. Any remaining lump sum amount will be invested in the available investment options per your instructions in Section 9.

------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                      Page 2 of 5              Art Edition 05/01/06
                     To order use stock no [GRAPHIC APPEARS HERE] 35205 05/01/06


        Options below are available for RetireReady(SM) Freedom Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
6. Fraud and Discloure Statements
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the
Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract
Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO,
OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

------------------------------------------------------------------------------------------------------------------------------------
7.  Owner Signature(s) PLEASE READ CAREFULLY
------------------------------------------------------------------------------------------------------------------------------------
All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or annuity contract(s)?                    [ ] Yes [ ] No
2. Will the proposed annuity replace and/or change any existing annuity or insurance contracts?   [ ] Yes [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE
CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE
VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND
UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.
The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

-----------------------------------------------------------------------------------------------------------------------------------
Owner (sign as Trustee if Owner is a Trust)                   State in which        Date of signature (mm-dd-yyyy)
                                                              application signed
------------------------------------------------------------------------------------------------------------------------------------
Annuitant (required if other than Owner)                      State in which        Date of signature (mm-dd-yyyy)
                                                              application signed
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner/Annuitant                                         State in which        Date of signature (mm-dd-yyyy)
                                                              application signed
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Does the applicant have any existing life insurance policy(ies) or annuity contract(s)?                              [ ] Yes [ ] No
Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract(s)?  [ ] Yes [ ] No
(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)
------------------------------------------------------------------------------------------------------------------------------------

Representative Name*                                          Social Security No./TIN
                                                              (In FL License ID No. required)
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer or Firm Name           Client Account No.                             Email Address

------------------------------------------------------------------------------------------------------------------------------------
Address                              City                                           State                 Zip Code

------------------------------------------------------------------------------------------------------------------------------------
Telephone No                         Fax No.                                        Commission Option:
                                                                                    [ ] NT [ ] NT2 [ ] T [ ] L [ ] O
------------------------------------------------------------------------------------------------------------------------------------
Representative
Signature
------------------------------------------------------------------------------------------------------------------------------------

* Use a separate sheet to list additional representatives. Please provide all information listed above including commission split percentages. Use ONLY
    WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

15351 10/2003                      Page 3 of 5              Art Edition 05/01/06
                     To order use stock no [GRAPHIC APPEARS HERE] 35205 05/01/06

        Options below are available for RetireReady(SM) Freedom Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
9. Purchase Payment Allocation
------------------------------------------------------------------------------------------------------------------------------------
If you've elected one of these four living benefit riders (Guaranteed Withdrawal
Advantage, Lifetime Income Plus, Payment Optimizer Plus or Principal Protection
Advantage), do not complete this section.

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. [No more than 20 subaccounts in addition to the Guarantee Account may be selected.] OR 2.) Elect ONE asset allocation model
(100% allocation.)
------------------------------------------------------------------------------------------------------------------------------------

Choose only ONE Asset Allocation Model below (Not available with Guaranteed
Income Advantage Rider):
If an Asset Allocation Model is elected, allocation is 100% and individual subaccounts cannot be elected.

------------------------------------------------------------------------------------------------------------------------------------
     [ ] 100% Model A     [ ] 100% Model B                [ ] 100% Model C     [ ] 100% Model D              [ ] 100% Model E
         Conservative         Moderately Conservative         Moderate             Moderately Aggressive         Aggressive
------------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds (A I M     Federated Insurance Series              MFS(R) Variable Insurance Trust
 Advisors, Inc.)                        (Federated Investment Management Co.)   (Massachusetts Financial Services
_____% AIM V.I. Basic Value Fund - Ser  _____% Federated High Income Bond Fnd    Company (MFS(R)))
        II Shrs                                 II - Svc Shrs                   _____% MFS(R) Investors Growth Stock
_____% AIM V.I. Capital Appreciation    (Federated Equity Management Company            Series - Svc Class Shrs
        Fund - Ser I Shrs                of Pennsylvania)                       _____% MFS(R) Investors Trust Series
_____% AIM V.I. Core Equity Fund - Ser  _____% Federated Kaufmann Fund II -            - Svc Class Shrs
        I Shrs                           Svc Shrs                               _____% MFS(R) Total Return Series -
_____% AIM V.I. International Growth    Fidelity Variable Insurance                     Svc Class Shrs
        Fund - Ser II Shrs               Products Fund (VIP)                    _____% MFS(R) Utilities Series - Svc
AllianceBernstein Variable Products     (Fidelity Management & Research                 Class Shrs
Series Fund, Inc.                        Company)                               Oppenheimer Variable Account Funds
(Alliance Capital Management, L.P.)     _____% Fidelity VIP Balanced Portfolio  (OppenheimerFunds, Inc.)
_____% AllianceBernstein Global                 - Svc Class 2                   _____% Oppenheimer Balanced Fund/VA -
        Technology Portfolio - Class B  _____% Fidelity VIP Contrafund(R)                Svc Shrs
_____% AllianceBernstein Growth and             Portfolio - Svc Class 2         _____% Oppenheimer Capital Appreciation
        Income Portfolio - Class B      _____% Fidelity VIP Dynamic Capital              Fund/VA - Svc Shrs
_____% AllianceBernstein International          Appreciation Portfolio - Svc    _____% Oppenheimer Global Securities
        Value Portfolio - Class B               Class 2                                 Fund/VA - Svc Shrs
_____% AllianceBernstein Large Cap      _____% Fidelity VIP Equity-Income       _____% Oppenheimer Main Street Fund/VA
        Growth Portfolio - Class B              Portfolio - Svc Class 2                 - Svc Shrs
_____% AllianceBernstein Small Cap      _____% Fidelity VIP Growth Portfolio    _____% Oppenheimer Main Street Small Cap
        Growth Portfolio - Class B              - Svc Class 2                           Fund/VA - Svc Shrs
American Century Variable Portfolios    _____% Fidelity VIP Growth & Income     _____% Oppenheimer MidCap Fund/VA -
 II, Inc.                                       Portfolio - Svc Class 2                 Svc Shrs
(American Century Investment            _____% Fidelity VIP Mid Cap Portfolio   PIMCO Variable Insurance Trust
 Management, Inc.)                              - Svc Class 2                   (Pacific Investment Management Company
_____% VP Inflation Protection Fund     _____% Fidelity VIP Value Strategies     LLC)
        - Class II                              Portfolio - Svc Class 2         _____% All Asset Portfolio - Adv Class
Columbia Funds Variable Insurance       Franklin Templeton Variable Insurance           Shrs
 Trust I                                 Products Trust                         _____% High Yield Portfolio - Adm Class
(Banc of America Capital                (Franklin Advisers, Inc.)                       Shrs
 Management, LLC)                       _____% Franklin Income Securities Fund  _____% Long-Term U.S. Government
_____% Columbia Marsico Growth Fund,            - Class 2 Shrs                          Portfolio - Adm Class Shrs
         Variable Series                (Franklin Mutual Advisers, LLC)         _____% Low Duration Portfolio - Adm
_____% Columbia Marsico International   _____% Franklin Mutual Shares                   Class Shrs
        Opportunities Fund,                     Securities Fund - Class 2 Shrs  _____% Total Return Portfolio - Adm
        Variable Series                 (Templeton Global Advisors Limited)             Class Shrs
Eaton Vance Variable Trust              _____% Templeton Growth Securities      The Prudential Series Fund
(Eaton Vance Management)                        Fund - Class 2 Shrs             (Prudential Investments LLC)
_____% VT Floating-Rate Income Fund     GE Investments Funds, Inc.              _____% Jennison Portfolio - Class II
(OrbiMed Advisors, LLC)                 (GE Asset Management Incorporated)      _____% Jennison 20/20 Focus Portfolio -
_____% VT Worldwide Health Sciences     _____% Income Fund                              Class II
        Fund                            _____% Mid-Cap Equity Fund              _____% Natural Resources Portfolio -
Evergreen Variable Annuity Trust        _____% Money Market Fund                        Class II
(Evergreen Investment Management        _____% Premier Growth Equity Fund       Rydex Variable Trust (Rydex Investments)
 Company, LLC)                          _____% Real Estate Securities Fund      _____% OTC Fund**
_____% Evergreen VA Omega Fund -        _____% S&P 500(R) Index Fund*           Van Kampen Life Investment Trust
        Class 2                         _____% Small-Cap Equity Fund            (Van Kampen Asset Management Inc.)
FAM Variable Series Funds, Inc.         _____% Total Return Fund - Class 3      _____% Comstock Portfolio - Class II Shrs
(Merrill Lynch Investment Managers,     _____% U.S. Equity Fund                 _____% Emerging Growth Portfolio - Class
 L.P. doing business as Mercury         _____% Value Equity Fund                        II Shrs
 Advisors)                              Janus Aspen Series (Janus Capital
_____% Mercury Basic Value V.I. Fund -   Management LLC)
        Class III Shrs                  _____% Balanced Portfolio - Svc Shrs
_____% Mercury Global Allocation V.I.   _____% Forty Portfolio - Svc Shrs
        Fund - Class III Shrs           Legg Mason Partners Variable
_____% Mercury Large Cap Growth V.I.     Portfolios I, Inc.
        Fund - Class III Shrs           (Salomon Brothers Asset Management
_____% Mercury Value Opportunities V.I.  Inc)
        Fund - Class III Shrs           _____% Legg Mason Partners Variable
                                                All Cap Portfolio - Class II
* "S&P 500" is a trademark of the       _____% Legg Mason Partners Variable
McGraw-Hill Companies, Inc. and has             Total Return Portfolio -
been licensed for use by GE Asset               Class II
Management Incorporated. The S&P        Legg Mason Partners Variable
500 Index Fund is not sponsored,         Portfolios II
endorsed, sold or promoted by Standard  (Salomon Brothers Asset Management
& Poor's and Standard & Poor's makes     Inc)
no representation regarding the         _____% Legg Mason Partners Variable
advisability of investing in the                Aggressive Growth Portfolio -
portfolio.                                      Class II
** The NASDAQ 100 index is an
unmanaged index that is used as an
indicator of the OTC market
performance.
------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                      Page 4 of 5              Art Edition 05/01/06
                     To order use stock no [GRAPHIC APPEARS HERE] 35205 05/01/06

        Options below are available for RetireReady(SM) Freedom Variable Annuity
------------------------------------------------------------------------------------------------------------------------------------
10. Allocation Transfer Authorization
------------------------------------------------------------------------------------------------------------------------------------

                  I/we authorize Genworth Life and Annuity Insurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must
                  specifically authorize my representative to make each
                  transaction, unless I have granted my representative
                  discretionary authority in writing. Transactions are
                  authorized to be made by telephone or any other means
                  permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent transactions if it follows reasonable procedures described in the
Owner(s) initials prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Owner's           Owner's name (Last, First, M.)         Social Security no.
Signature

------------------------------------------------------------------------------------------------------------------------------------
11. Mailing Instructions
------------------------------------------------------------------------------------------------------------------------------------

Regular Mail - Genworth Life and Annuity Insurance Company . [P.O. Box 85093 . Richmond, VA 23285-5093]
For Inquiries and/or Questions - Internet: [genworth.com . Toll free: 800 352.9910]
Overnight Delivery - Genworth Life and Annuity Insurance Company . [6610 West Broad Street . Richmond, VA 23230-1702]

------------------------------------------------------------------------------------------------------------------------------------


15351 10/2003                      Page 5 of 5              Art Edition 05/01/06
                     To order use stock no [GRAPHIC APPEARS HERE] 35205 05/01/06

If you have elected an Asset Allocation Model or one of the following rider options - Guaranteed Withdrawal Advantage, Lifetime Income Plus, Payment Optimizer Plus or Principal Protection Advantage - by signing the application, you acknowledge and certify that:

1. I have discussed this product with my investment professional and/or tax adviser and believe the selections meet my insurance needs, financial objectives and risk tolerance.

2. By signing this application, I acknowledge that I intend to enter into an investment advisory agreement with GE Private Asset Management (GEPAM), the investment adviser in connection with the Asset Allocation Models, and an agreement will be mailed to me with my annuity contract. If I have elected one of the rider options, I understand that I will have a limited period of time after receipt of such agreement and contract to cancel such agreement and contract without penalty.

3. I have received and read the applicable product prospectus, which describes the variable annuity, the rider options, the available investment options and the Asset Allocation Models, and GEPAM's advisory brochure, which provides additional information about GEPAM and the Asset Allocation Models, and I understand this product meets my financial needs.

4. I am directing my purchase payments and any contract value thereafter to be allocated within any Asset Allocation Model I have selected. I also will direct any subsequent purchase payments, if permitted by contract, or any riders or endorsements thereto, to be allocated in accordance with such Asset Allocation Model, as it may be modified from time to time, unless I instruct Genworth Life & Annuity in writing as stated in the contract.

5. I may utilize investment tools made available by Genworth Life & Annuity for selecting an Asset Allocation Model. I understand that it is my decision, in consultation with my investment professional, to select a model. I also understand that Genworth Life & Annuity is not responsible for this decision.

6. I understand that participation in the Asset Allocation Program is no guarantee against market loss.

7. I understand that the Asset Allocation Models will be analyzed from time to time and, as a result, investment options may be added or deleted from a model, and/or the weightings of the investment options may change. These investment options may be different from those currently available (including investment options not currently available). I have read the prospectus and understand that the Asset Allocation Models may be updated from time to time. Pursuant to the investment advisory agreement with GEPAM, I will grant GEPAM limited discretionary investment authority to periodically make changes in the portfolio investment options and to instruct Genworth Life & Annuity to allocate and reallocate my contract value in accordance with the Asset Allocation Model I have selected. GEPAM can only transfer such discretionary authority (for example, the ability to periodically change model allocations) to another party with my consent, although I understand that GEPAM may assume consent if it provides me advance notice and I do not object. (For purposes of the preceding sentence, "transfer" means "assign" as interpreted under the Investment Advisers Act of 1940.)

8. I understand that I will receive transaction confirmations of any Asset Allocation Model updates, which will occur at least annually.

9. I will promptly notify my investment professional if my financial situation and my risk profile changes in order to determine if I need to change to a different Asset Allocation Model. In addition, I acknowledge that I should periodically review my financial situation and risk profile, in consultation with my investment professional, in order to determine if I need to change any Asset Allocation Model that I have selected.

10. I understand that I may withdraw from the Asset Allocation Model at any time, however, if I purchase Guaranteed Withdrawal Advantage, Payment Optimizer Plus, Lifetime Income Plus or Principal Protection Advantage, my benefit under such riders will be reduced by 50% unless I allocate my contract value to a Designated Subaccount or reset to the current Asset Allocation Model.

11. I understand that, should Genworth Life & Annuity be able to terminate the Asset Allocation Program, even in connection with the riders, Genworth Life & Annuity may cease making the Asset Allocation Program available at any time. Genworth Life & Annuity has no contractual obligation to continue the program.

                     To order use stock no [GRAPHIC APPEARS HERE] 35205 05/01/06